UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 6, 2009
Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 8.01 Other Events.
On February 6, 2009, Moody’s Investors Service (“Moody’s”) lowered its corporate credit rating on Bowne & Co., Inc. (“the Company”) to ‘B1’ from ‘Ba3’, and also lowered its rating on the Company’s convertible subordinated debentures to ‘B3’ from ‘B2’. These ratings conclude Moody’s review which commenced on November 14, 2008.
A copy of the press release released by Moody’s is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
Exhibits
99.1	Moody’s press release dated February 6, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
February 6, 2009	By:	/s/ John J. Walker
		Name:	John J. Walker
		Title:	Senior Vice President and Chief Financial Officer